Exhibit 99.3

AMENDMENT TO JOINT FILING AGREEMENT

        The undersigned each agree that (i) the statement on Schedule 13D relating to the common units representing limited partnership interests of Holly Energy Partners, L.P., a Delaware limited partnership, has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signature hereto, at the principal office thereof.

Dated: August 3, 2012	HOLLYFRONTIER CORPORATION

	By:	/s/ Michael C. Jennings
	Name:	Michael C. Jennings
	Title:	Chief Executive Officer and President

Dated: August 3, 2012	HOLLYFRONTIER HOLDINGS LLC

	By:	/s/ Michael C. Jennings
	Name:	Michael C. Jennings
	Title:	Chief Executive Officer and President

Dated: August 3, 2012	NAVAJO HOLDINGS, INC.

	By:	/s/ Michael C. Jennings
	Name:	Michael C. Jennings
	Title:	Chief Executive Officer and President

Dated: August 3, 2012	NAVAJO PIPELINE GP, L.L.C.

	By:	/s/ Michael C. Jennings
	Name:	Michael C. Jennings
	Title:	Chief Executive Officer and President

Dated: August 3, 2012	NAVAJO PIPELINE LP, L.L.C.

	By:	/s/ Michael C. Jennings
	Name:	Michael C. Jennings
	Title:	Chief Executive Officer and President

Dated: August 3, 2012	NAVAJO PIPELINE CO., L.P.

	By:	Navajo Pipeline GP, L.L.C.,
Its general partner

	By:	/s/ Michael C. Jennings
	Name:	Michael C. Jennings
	Title:	Chief Executive Officer and President

Dated: August 3, 2012	HOLLY LOGISTIC SERVICES, L.L.C.

	By:	/s/ Bruce R. Shaw
	Name:	Bruce R. Shaw
	Title:	Senior Vice President and Chief Financial Officer

Dated: August 3, 2012	HOLLY LOGISTICS LIMITED LLC

	By:	Holly Logistic Services, L.L.C.,
Its sole member

	By:	/s/ Bruce R. Shaw
	Name:	Bruce R. Shaw
	Title:	Senior Vice President and Chief Financial Officer

Dated: August 3, 2012	NAVAJO REFINING COMPANY, L.L.C.

	By:	/s/ Michael C. Jennings
	Name:	Michael C. Jennings
	Title:	Chief Executive Officer and President

Dated: August 3, 2012	HOLLY REFINING & MARKETING COMPANY – WOODS CROSS LLC

	By:	/s/ Michael C. Jennings
	Name:	Michael C. Jennings
	Title:	Chief Executive Officer and President